United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 31, 2017

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 31, 2017. At the Annual Meeting, the shareholders of the Company approved the following matters submitted to them for consideration:

1.	The shareholders elected all persons nominated as directors to serve until the Company’s 2018 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

	Votes	Votes		Broker
Nominee	“For”	"Against"	Abstentions	Non-Votes
Ellen R. Alemany	270,533,846	1,613,719	223,930	22,895,279
Thomas M. Hagerty	244,724,601	27,394,342	252,552	22,895,279
Keith W. Hughes	266,739,302	5,377,660	254,533	22,895,279
David K. Hunt	238,308,493	33,806,998	256,004	22,895,279
Stephan A. James	270,517,315	1,599,217	254,963	22,895,279
Frank R. Martire	267,730,374	4,395,419	245,702	22,895,279
Leslie M. Muma	270,556,426	1,589,819	225,250	22,895,279
Gary A. Norcross	269,500,767	2,633,043	237,685	22,895,279
James B. Stallings, Jr.	248,294,335	23,827,604	249,556	22,895,279

2.
The Company’s shareholders voted upon and approved, on an advisory basis, the compensation of the Company’s named executive officers, with 225,071,678 votes for, 46,846,965 votes against, 452,852 abstentions and 22,895,279 broker non-votes.

3.
The Company’s shareholders voted upon and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017, with 291,739,747 votes for, 3,283,274 votes against and 243,753 abstentions.

4.
The Company’s shareholders voted upon and approved an annual frequency vote under a nonbinding proposal on the frequency of advisory votes on executive compensation with 245,948,718 votes for annual frequency, 513,546 votes for every 2 years, 25,615,051 votes for every 3 years, and 294,180 abstentions. FIS will include a stockholder vote on the compensation of executives in its proxy materials on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 1, 2017	By:	/s/ Michael P. Oates
		Name:	Michael P. Oates
		Title:	Corporate Executive Vice President,
General Counsel and Corporate Secretary